                                                                   Exhibit 10.39

INTERNATIONAL FINANCIAL         1113 S. MILWAUKEE AVENUE, LIBERTYVILLE, IL 60048
SERVICES CORPORATION                           (847) 549-0100 FAX (847) 549-0119



LESSEE:   SIGMATRON INTERNATIONAL, INC.  LEASE NO. ALWAYS REFER TO: #96-127
ADDRESS:  2201 LANDMEIER ROAD            CONTACT: MS. LINDA BLAKE, PHONE #: 847-956-8000
          ELK GROVE VILLAGE, IL 60007    EQUIPMENT LOCATION IF OTHER THAN ADDRESS OF LESSEE:
TYPE OF COMPANY: CORPORATION

--------------------------------------------------------------------------------
            EQUIPMENT LEASED AS LISTED ON THE ATTACHED SCHEDULE "A"

TERM:         60                        $10,006.00 per period for the first 60 periods.  ADVANCE RENTALS,
PERIODS ARE:  MONTHLY                   $20,012.00 payable at the signing of this lease to be applied to
TOTAL # OF LEASE PAYMENTS: 60           the last two rental payments.
EFFECTIVE DATE: SEE PARAGRAPH 25


-------------------------------------------------------------------------------

                         TERMS AND CONDITIONS OF LEASE

1. LEASE. LESSOR hereby leases to LESSEE and LESSEE hereby hires and takes from LESSOR, the personal property set forth on the EQUIPMENT Schedule above and any Schedule attached hereto with all accessories incorporated therein and/or affixed thereto, hereinafter referred to as EQUIPMENT.
2. RENTALS. During and for the original term hereof LESSEE hereby agrees to pay LESSOR as and for rental of the EQUIPMENT the amounts specified above as monthly or other calendar period rental multiplied by the number of months or periods specified above. The first rental payment shall be made on the effective date as set forth above. In the event the effective date is omitted when the LEASE is executed by the LESSEE, the LESSOR is authorized to and shall insert the effective date of this LEASE which shall be the date of delivery of EQUIPMENT. Subsequent monthly or other period rental payments shall be due on the same day of subsequent months or other calendar periods as the effective date of this LEASE. All payments shall be made at the office of the LESSOR at 1113 S. Milwaukee Avenue, Libertyville, IL 60048, or as otherwise directed by the LESSOR or assignee in writing.
3. TERM. The original term of this LEASE shall commence on the date that the EQUIPMENT is delivered to LESSEE and shall terminate upon the expiration of the number of months, or other calendar periods, set forth above from said date. Said rent shall be payable monthly in advance.
4. EQUIPMENT AND LIABILITY. LESSOR, at the request of LESSEE, has ordered or shall order the EQUIPMENT described above from a supplier selected by LESSEE. LESSOR shall not be liable for specific performance of this LEASE or for damages, if , for any reason, supplier fails to accept such order or delays or fails to fill the order. LESSEE agrees to accept such EQUIPMENT and to complete the acceptance notice provided by LESSOR.
5. PLACE OF USE; INSPECTION. LESSEE shall keep the EQUIPMENT at its place of business as specified above. LESSEE covenants and agrees not to allow the use of EQUIPMENT by other than the employees of the LESSEE and covenants and agrees not to rent or sublet the EQUIPMENT or any part thereof to others for their own use. Whenever requested by LESSOR, LESSEE shall promptly advise LESSOR as to the exact location of the EQUIPMENT. LESSOR, from time to time, may enter the premises where the EQUIPMENT is located and inspect same upon 1 business day's notice and subject to LESSEE's security rules.
6. ADVANCE RENTALS. At the LESSOR'S option any advance rentals made hereunder may be applied by LESSOR to cure any default of LESSEE. LESSEE will from time to time promptly provide any additional credit or financial information that the LESSOR deems necessary to this transaction.
7. DISCLAIMER OF WARRANTY.   LESSOR not being the manufacturer or the supplier
of the EQUIPMENT, nor a dealer in similar equipment, has not made and does not make any representation warranty or covenant, express or implied, with respect to the design, condition, durability, suitability, fitness for use or merchantability of the EQUIPMENT in any respect. As between LESSOR and LESSEE, the EQUIPMENT shall be accepted and leased by LESSEE "AS IS" and "WITH ALL FAULTS". LESSEE agrees to settle all such claims directly with the supplier and will not assert any such claims or defenses against LESSOR or LESSOR'S assignee. LESSOR assigns to, authorizes and appoints LESSEE to enforce, in its own name and at its own expense, any claim, warranty, agreement or representation which may be made against the supplier, but LESSOR assumes no obligation as to the extent or enforceability thereof. LESSOR agrees to cooperate with LESSEE in the enforcement of any manufacturer warranty to the extent LESSOR'S cooperation is necessary under the terms of any such warranty. No defect or unfitness of the EQUIPMENT, loss or damage thereto or any other circumstances shall relieve LESSEE of its obligations under this LEASE which are absolute and unconditional. In no event shall LESSOR or LESSEE be liable for any consequential damages. Supplier is not an agent of LESSOR and no employee of supplier is authorized to waive, supplement or otherwise alter, any provision of this LEASE.
8. ERRORS IN ESTIMATED COST. The amount of each rent payment and the advance rental initially set forth above are based upon the estimated total cost of the EQUIPMENT (excluding taxes, transportation and any other charges) which is an estimate, and each shall be adjusted proportionally if the actual cost of the EQUIPMENT differs from said estimate. LESSEE hereby authorizes LESSOR to correct the figures set forth above when the actual cost is known. If the actual cost of the EQUIPMENT differs from the estimated cost by more than ten percent (10%)thereof, however, either party at its option may terminate this LEASE by giving written notice to the other party within fifteen (15) days after receiving notice of the actual cost or the corrected rent.
9. USE AND RETURN OF EQUIPMENT. The LESSEE shall exercise due and proper care in the use, repair and servicing of the EQUIPMENT and at all times and at its expense shall keep and maintain the leased property in good working condition, order, and repair. LESSEE may alter and upgrade the EQUIPMENT provided that such alteration or upgrade does not reduce the value or impair the capability of the EQUIPMENT. LESSEE shall have the right to remove any such alteration or upgrade before returning the EQUIPMENT to LESSOR so long as the removal does not damage the EQUIPMENT. LESSEE shall bear all costs associated with the acquisition, installation and removal of any such alteration or upgrade. Upon the expiration or termination of this LEASE, LESSEE at its sole expense shall forthwith properly pack and return the EQUIPMENT to LESSOR, or to such place designated by LESSOR within 30 miles of EQUIPMENT location, in the same condition as when received by LESSEE, reasonable wear and tear alone excepted. All replacement parts, incorporated in or affixed to the EQUIPMENT after the commencement of this LEASE shall become the property of LESSOR.
10. TITLE; LIENS; TAXES.   The Equipment is, and shall at all times be and
remain (i) the sole and exclusive property of LESSOR; and the LESSEE shall have no right, title or interest therein or thereto except as expressly set forth in this LEASE; (ii) personal property notwithstanding that the EQUIPMENT or any part thereof may now be or hereafter become, in any manner affixed or attached to or imbedded in, or permanently resting upon, real property or any building thereon. LESSEE agrees to affix nameplates or decals to the EQUIPMENT indicating LESSOR'S ownership thereof if requested and supplied by LESSOR.



THIS LEASE IS SUBJECT TO THE TERMS AND CONDITIONS PRINTED ABOVE AND ON THE FOLLOWING PAGES AND RIDERS WHICH ARE MADE PART THEREOF AND WHICH LESSEE ACKNOWLEDGES THAT IT HAS READ. IN WITNESS WHEREOF THE LESSEE HAS HEREBY EXECUTED THIS NON CANCELLABLE LEASE THIS _____DAY OF _________________ 19___

ACCEPTED _____________ 19_____                            LESSEE NAME:   SIGMATRON INTERNATIONAL, INC.
INTERNATIONAL FINANCIAL SERVICES CORP., Lessor                        ---------------------------------------------------
BY                                                        SIGNED BY:
  --------------------------------------------                        ---------------------------------------------------
TITLE                                                     TITLE:      President and Chief Executive Officer
     -----------------------------------------                 -----------------------------------------------------------
LESSEE'S ORIGINAL SIGNATURE IN INK IS REQUIRED ON            (INDICATE CORPORATE OFFICE, GENERAL PARTNER, OWNER, ETC)
LEASE PAGES 1,2,3 ,4,5 - MUST BE ORIGINAL SIGNATURES      DATE:
                                                               -----------------------------------------------------------

                                                          LEASE ORIGINAL - 1

LESSEE shall keep the EQUIPMENT free and clear of levies, liens and encumbrances and shall pay all license and registration fees, assessments, filing or recording fees, documentary stamp tax, sale/use taxes, personal property taxes, gross receipt taxes, excise taxes including value added taxes and all other taxes (local, state and federal) which may now or hereafter be imposed upon the ownership, leasing, rental, sale, purchase, possession or use of the EQUIPMENT whether assessed to LESSOR or LESSEE excluding, however, all taxes on or measured by LESSOR'S net income.
     If such taxes are levied against the LESSOR, the LESSOR shall have the right, subject to the following paragraph, but not the obligation, to pay any such taxes, whether levied against the LESSOR or the LESSEE. In such event the LESSEE shall reimburse the LESSOR therefor within five (5) days after receipt of invoice and for the failure to make such reimbursement when due the LESSOR shall have all remedies provided herein with respect to the nonpayment of the rental hereunder. LESSEE shall give LESSOR immediate notice of any attachment or other judicial process, liens or encumbrances affecting the EQUIPMENT and shall indemnify and save LESSOR harmless from any loss or damage caused thereby.
     Notwithstanding the foregoing, LESSEE shall have the right, at its expense and by appropriate legal proceedings, to contest the validity, applicability or amount of any fees, assessments or taxes imposed upon the EQUIPMENT provided that LESSEE shall not cause a tax lien to be levied against the EQUIPMENT or LESSOR. LESSOR agrees to cooperate with LESSEE in any such contest and will permit LESSEE to contest the same in the name of LESSOR (if required by law) or in the name of LESSEE, all at LESSEE'S cost and expense. The non-payment of any fee, tax or assessment by LESSEE in connection with such contest shall not be deemed a default hereunder until final determination of such contest and expiration of any due date established therein.
11. FILING. LESSEE hereby authorizes LESSOR to file financing statements with respect to the EQUIPMENT or any collateral provided by LESSEE to LESSOR prior to or following LESSOR's acceptance of this LEASE, in any State of the United States in which the EQUIPMENT is located. LESSEE shall execute such supplemental instruments and financing statements if LESSOR deems such to be necessary or advisable and shall otherwise cooperate to defend the title of the LESSOR by filing or otherwise. LESSEE, upon demand, shall promptly pay to LESSOR all filing costs and fees incurred or paid by LESSOR.
12. INSURANCE. Commencing on the date risk passes to LESSOR from the supplier and continuing until LESSEE has redelivered possession of the EQUIPMENT to LESSOR, LESSEE, at its expense, shall keep the EQUIPMENT insured against all risks of loss or damage from every cause whatsoever for the greater of the total rent for the full term of this LEASE or the full undepreciated replacement value (new) of the EQUIPMENT, and shall carry public liability insurance, both personal injury and property damage, covering the EQUIPMENT and its use. All insurance shall be of a type, form, in amounts, with companies and contain terms and conditions reasonably satisfactory to LESSOR. Certificates of insurance or other evidence satisfactory to LESSOR, including the original or certified copies of the actual policies showing the existence of insurance in accordance herewith, and the terms, conditions and payments therefor shall be delivered to LESSOR upon LESSOR's request. Said insurance shall provide for loss, if any, payable to LESSOR and LESSEE as their interests may appear and shall name LESSOR as an additional insured for purposes of liability insurance. The proceeds of insurance payable as a result of loss of or damage to EQUIPMENT shall be applied, at the option of LESSEE: (a) toward the replacement, restoration or repair of EQUIPMENT which may be lost, stolen, destroyed or damaged; or (b) toward payment of the obligations of LESSEE hereunder. In the event the LESSEE elects to apply insurance proceeds to the repair or to the replacement of the damaged EQUIPMENT, this LEASE shall continue in full force and effect. In the event LESSEE elects to apply insurance proceeds to the payment of LESSEE'S obligations for rent hereunder, the LESSEE's obligations for the rent hereunder shall be reduced by the amount of such insurance proceeds, but the LESSEE shall be liable for any additional rents due. Such reduction of rents shall be allocated solely to the item or items lost, stolen, damaged or destroyed.
13. LOSS; DAMAGE. LESSEE assumes and shall bear the risk of loss and damage to the EQUIPMENT from every cause whatsoever, whether or not insured. In the event of any loss or damage to the EQUIPMENT, LESSEE, at the option of LESSEE, shall (a) place the same in good repair, condition and working order; or (b) replace the same with new EQUIPMENT; or (c) immediately pay to LESSOR the following amount: the greater of (x) the total unpaid rentals for the entire term hereof (discounted to present value at the rate of six (6) percent per annum plus any amount due LESSOR pursuant to Section 18 hereof or (y) the fair market value of the EQUIPMENT immediately prior to the loss or damage. Upon such payment, together with payment of all other sums owing on said LEASE to and including such payment date, LESSOR will transfer title to the affected EQUIPMENT to LESSEE "as is", "where is", and without warranty, express or implied but including the warranty of good and marketable title.
14. INDEMNITY. Lessee does hereby assume liability for and does agree to indemnify, protect, save and keep harmless LESSOR, and any assignee of LESSOR from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including court costs and reasonable legal expenses, of whatever kind and nature, imposed on, incurred by or asserted against LESSOR, and any assignee of LESSOR (whether or not also indemnified against by any other person) in any way relating to or arising out of this LEASE or the manufacture, purchase, ownership, delivery, lease, possession, use, operation, condition, return or other disposition of the EQUIPMENT by LESSEE, including without limitation any claim alleging latent or other defects, whether or not discoverable by LESSOR or LESSEE; any claim for patent, trademark or copyright infringement; any claim arising out of strict liability in tort; and any taxes for which LESSEE is responsible pursuant to this LEASE, but excluding any such claims arising from acts or omissions of LESSOR or its assignees.
15. DEFAULT. Any of the following events or conditions shall constitute an event of default hereunder; (a) LESSEE'S failure to pay when due any rent or other amount due hereunder within 30 days after receipt by LESSEE of notice of default: (b) LESSEE'S default in performing any other term, covenant or condition hereof if such default is not cured within 30 days after receipt by LESSEE of notice of default; (c) seizure of any EQUIPMENT under legal process;
(d) the filing by or against LESSEE of a petition for reorganization or liquidation under the Bankruptcy Code or any amendment thereto or under any other insolvency law providing for the relief of debtors; (e) the voluntary or involuntary making of an assignment of a substantial portion of its assets by LESSEE for the benefit of creditors, appointment of a receiver or trustee for LESSEE or for any of LESSEE'S asset institution by or against LESSEE of any formal or informal proceeding for dissolution, liquidation, settlement of claims against or winding up of the affairs of LESSEE, or the making by LESSEE of a transfer of all or a material portion of LESSEE's assets or inventory not in the ordinary course of business and not for equivalent consideration.
16. REMEDIES. Upon LESSEE'S default, LESSOR shall have the right to exercise any one or more of the following remedies; (a) without affecting LESSOR'S title or right to possession of the EQUIPMENT, declare due, sue for and recover all rents and other amounts then accrued or thereafter accruing for the entire lease term, discounted to present value at 8% per annum or the sum calculated per paragraph 27 below, whichever is greater, (b) require LESSEE to promptly redeliver the EQUIPMENT in the manner specified in Section 9 hereof; or (c) repossess the EQUIPMENT without notice, legal process, prior judicial hearing or liability for trespass (which rights LESSEE hereby voluntarily, intelligently and knowingly waives). Such return or repossession of EQUIPMENT shall not terminate this LEASE unless LESSOR so notifies LESSEE in writing. LESSOR, at its option may sell or re-lease the EQUIPMENT upon such terms as it reasonably determines and apply the proceeds to LESSEE's obligations hereunder, after deducting from such proceeds all costs and expenses of repossession and disposition, reasonable attorney's fees, plus any amounts due LESSOR pursuant to Section 18 hereof. LESSEE shall promptly pay any resulting deficiency, together with interest at the lesser of sixteen (16%) percent and LESSOR's reasonable attorneys' fees if legal action is required to collect such deficiency. If LESSOR is unable to repossess the EQUIPMENT for any reason, the EQUIPMENT shall be deemed a total loss and LESSEE shall pay to LESSOR the amount due pursuant to Section 13 (c). All such remedies are cumulative and may be enforced separately or concurrently and are in addition to any other rights or remedies available to LESSOR at law or in equity. The foregoing provisions of this Section 16 are subject to any mandatory requirement of applicable law then in effect.
17. ASSIGNMENT. Without the prior written consent of LESSOR, LESSEE shall not assign, transfer, pledge or hypothecate this LEASE and EQUIPMENT or any interest in this LEASE or in and to the EQUIPMENT or permit its rights under this LEASE to be subject to any lien, charge or encumbrance of any nature. Notwithstanding the foregoing, LESSEE may assign the LEASE, the EQUIPMENT and its interest in this LEASE and the EQUIPMENT to an affiliate or in connection with a sale of all or substantially all of its assets to, or consolidation with or merger of LESSEE into, any entity so long as such entity assumes the obligations of LESSEE hereunder and immediately following such event is, in the reasonable opinion of LESSOR, no less creditworthy than was LESSEE immediately prior to such event. LESSOR shall have the right to assign this LEASE or any part thereof. If LESSOR assigns the rents reserved herein or all or any of the LESSOR's other rights hereunder, or amounts equal thereto, the right of the assignee to receive the rentals as well as any other right of the assignee shall not be subject to any defense, setoff, counterclaim or recoupment which may arise out of any breach or obligation of LESSOR or by reason of any other indebtedness or liability at any time owing by LESSOR to LESSEE. All rentals due hereunder shall be payable to assignee by LESSEE in accordance with the terms hereof. On receipt of notification of such assignment, LESSEE, subject to its rights hereunder, shall become the pledgeholder of the EQUIPMENT for and on behalf of the assignee and will relinquish possession thereof only to the assignee or pursuant to its written order subject to LESSEE's rights hereunder. LESSEE, on receiving notice of any such assignment, shall make payments as may therein be directed. Following such assignments, the term "LESSOR" shall be deemed to include or refer to LESSOR'S assignee, provided that no such assignee shall be deemed to assume any obligation or duty imposed upon LESSOR hereunder and LESSEE shall look only to LESSOR for performance thereof. There shall be only one executed counterpart of this LEASE marked "Original" and all other counterparts shall be marked "Duplicate". To the extent that LEASE constitutes chattel paper (as defined in the Uniform Commercial Code) no security interest in this lease may be created through the transfer or possession of any counterpart other than the original.
18. DEPRECIATION AND INVESTMENT TAX CREDIT INDEMNITY. (THIS SECTION DOES NOT APPLY IF LESSOR HAS AGREED IN WRITING TO PASS THE INVESTMENT TAX CREDIT (ITC) TO LESSEE.) If, as to any EQUIPMENT, under any circumstances and for any reason whatsoever, except through the fault of the LESSOR, LESSOR shall lose or shall not have the right to claim, or there shall be disallowed or recaptured (collectively a "loss") (1) any portion of the maximum ITC, allowable under the Internal Revenue Code of 1954, as amended, for new property with a useful life equivalent to the lease term for such EQUIPMENT; or (2) any prortion of the claimed depreciation deductions for such EQUIPMENT, based on the cost thereof, LESSEE agrees to pay LESSOR upon demand an amount which, in the reasonable opinion of LESSOR, will cause LESSOR's after tax net yield in respect of such equipment to equal the net yield that LESSOR would have received if LESSOR had not suffered such loss.

TERMS AND CONDITIONS OF LEASE #96-127 CONTINUED    LESSEE'S INITIALS __________
                               LEASE ORIGINAL - 1

19. ENTIRE AGREEMENT; NON-WAIVER; NOTICES; SEVERABILITY. This LEASE and each rider hereto initialed by LESSEE contains the entire and only understanding between LESSOR and LESSEE relating to the subject matter hereof. Any representation, promises or conditions not contained herein shall not be binding unless in writing and signed by duly authorized representatives of each party. No covenant or condition of this LEASE can be waived except by the written consent of LESSOR. Any notices required to be given hereunder shall be given in writing at the address of each party herein set forth, or to such other address as either party may substitute by written notice to the other with a copy of any such notice sent to LESSEE sent to Henry J. Underwood, Jr., Esq., Defrees & Fiske, 200 South Michigan, Suite 1100, Chicago, Illinois 60604. Whenever reference is made herein to the "LEASE," it shall be deemed to include any Schedules attached hereto identifying all items of EQUIPMENT and the applicable term and rent, and each rider hereto initialed by LESSEE, all of which constitute one indivisible lease of equipment to which all the terms and provisions hereof apply. If any provision of this LEASE is held invalid, such invalidity shall not affect any other provisions hereof.
20. GENDER; NUMBER; JOINT AND SEVERAL LIABILITY; AUTHORIZATION. Whenever the context of this LEASE requires, the masculine gender includes the feminine or neuter and the singular number includes the plural; whenever the word "LESSOR" is used herein, it shall include all assignees of LESSOR; whenever the word "herein" is used referring to this LEASE, it shall include the applicable Schedules hereto and each rider hereto initialed by LESSEE. If there is more than one LESSEE named in this LEASE, the liability of each shall be joint and several. LESSEE hereby authorizes LESSOR to insert equipment serial numbers and other identification in the equipment description when known.
21. SURVIVAL. LESSEE'S indemnities shall survive the expiration or other termination of this LEASE.
22. CHOICE OF LAW, SERVICE OF PROCESS. This LEASE shall be binding and effective on LESSOR only when signed by an officer of LESSOR at its home office in Libertyville, Illinois, and except for local filing requirements, shall be governed by Illinois law and shall be deemed to have been made in Libertyville, Illinois. LESSEE does hereby submit to the jurisdiction of any courts (federal, state or local) having situs within the State of Illinois with respect to any dispute, claim or suit arising out of or relating to this LEASE or LESSEE'S obligations hereunder.
23. QUIET ENJOYMENT. LESSOR represents and warrants to LESSEE that LESSOR has good title to the EQUIPMENT with the full and unencumbered right to lease the same to LESSEE. LESSOR covenants with LESSEE that so long as LESSEE is not in default under this Lease, neither LESSOR nor any third party shall interfere with LESSEE'S right to quiet possession and enjoyment of the EQUIPMENT. LESSOR shall protect and defend LESSEE'S right to the quiet possession and enjoyment of the EQUIPMENT against all claims and liens of LESSOR'S creditors. Upon expiration of the term of this LEASE and exercise by LESSEE of its purchase option, LESSOR shall transfer title to the EQUIPMENT to LESSEE pursuant to a bill of sale providing for LESSOR'S warranty of good and marketable title to the EQUIMENT but excluding any warranties relating to the physical condition of the EQUIPMENT, including but not limited to the warranties of merchantability or fitness for a particular purpose.
24. PURCHASE OPTION.   LESSEE shall have the option, exercisable upon notice to
Lessor, to purchase all of the EQUIPMENT for one dollar ($1.00) effective upon the expiration of the original term of this LEASE.
25. EFFECTIVE DATE OF LEASE. The effective date of this LEASE for purposes of commencing LESSEE'S obligation to pay monthly rent shall occur upon LESSEE'S acceptance of the EQUIPMENT.
26. EARLY TERMINATION OPTION.    After acceptance of the EQUIPMENT in
accordance with this LEASE, LESSEE shall have the right to terminate its obligations under this LEASE at any time upon 30 days prior notice to LESSOR and payment of the balance as set forth on the amortization schedule attached hereto as Exhibit A opposite the date two months after the pre-payment is effective plus the Prepayment Penalty set forth on Exhibit A. The amortization schedule shall be adjusted as necessary if the monthly rental is adjusted under paragraph 27 hereof.
27. RENTAL ADJUSTMENT. When LESSEE accepts the EQUIPMENT, the monthly rental amount of $10,006.00 will be adjusted in proportion to any increase or decrease in five year treasury rates from August 27, 1996 until the effective date.
Said monthly payment, adjusted as necessary, shall be payable in advance for 60 months commencing on the first day of the month immediately following the effective date.
     Whenever any monthly rental payment is not paid when due and continues unpaid 15 days after notice of non-payment is received by LESSEE, LESSEE agrees to pay LESSOR on demand (as a fee to offset LESSOR'S collection and administrative expenses) the greater of twenty-five dollars ($25.00) or three and one-half percent (3 1/2%) of the overdue amount to the extent permitted by applicable law.

TERMS AND CONDITIONS OF LEASE #96-127            LESSEE'S INITIALS __________

                               LEASE ORIGINAL - 1

                  INTERNATIONAL FINANCIAL SERVICES CORPORATION
               1113 S. MILWAUKEE AVENUE, LIBERTYVILLE, IL  60048
                     (847) 549-0100     FAX (847) 549-0119



                         AMENDMENT "B" TO LEASE #96-127


LESSOR:      International Financial Services Corporation
             1113 S. Milwaukee Avenue, Suite 303
             Libertyville, IL 60048

LESSEE:      SIGMATRON INTERNATIONAL, INC.

ADDRESS:     2201 Landmeier Road
             Elk Grove Village, IL 60007

AMEND LEASE AS FOLLOWS:

TERM: 60                    $10,072.00 per period for the first 60 periods.  ADVANCE
Periods are: Monthly        RENTALS,$20,144.00 payable at the signing of this lease
Total # of Lease            to be applied to the last two rental payments.
Payments: 60
Effective Date:



All other terms, conditions, guaranties, additional collateral of the lease between:
                        SIGMATRON INTERNATIONAL, INC.

and INTERNATIONAL FINANCIAL SERVICES CORPORATION remain in full force and effect.




     AGREED:


INTERNATIONAL FINANCIAL                   SIGMATRON INTERNATIONAL, INC.
SERVICES CORPORATION

BY:                             BY:
-----------------------            -------------------------------------
TITLE:                          TITLE:   President and Chief Executive Officer
-----------------------               ----------------------------------------
DATE:                           DATE:
-----------------------                ---------------------------------------

INTERNATIONAL FINANCIAL         1113 S. MILWAUKEE AVENUE, LIBERTYVILLE, IL 60048
SERVICES CORPORATION                           (847) 549-0100 FAX (847) 549-0119

LESSEE:  SIGMATRON INTERNATIONAL, INC.    LEASE NO. ALWAYS REFER TO: #96-127
ADDRESS: 2201 LANDMEIER ROAD              CONTACT: MS. LINDA BLAKE PHONE #: 847-956-8000
ELK GROVE VILLAGE, IL 60007               EQUIPMENT LOCATION IF OTHER THAN ADDRESS OF LESSEE:
TYPE OF COMPANY:  CORPORATION

--------------------------------------------------------------------------------

            EQUIPMENT LEASED AS LISTED ON THE ATTACHED SCHEDULE "A"

TERM:         60                     $10,006.00 per period for the first 60 periods. ADVANCE RENTALS,
PERIODS ARE:  MONTHLY                $20,012.00 payable at the signing of this lease to be applied to the last
TOTAL # OF LEASE PAYMENTS: 60        two rental payments.
EFFECTIVE DATE: SEE PARAGRAPH 25

--------------------------------------------------------------------------------

                               ACCEPTANCE NOTICE



INTERNATIONAL FINANCIAL SERVICES CORPORATION
1113 Milwaukee Avenue
Libertyville, IL  60048




GENTLEMEN:

     All items referred to above were received by us and were and are in good order and condition and acceptable to us. The decals, labels, etc., if required and supplied have been affixed to the above items. We approve payment by you to the supplier. Lessee hereby certifies that the lessor has fully and satisfactorily performed all covenants and conditions to be performed by it under said lease agreement as of the date hereof.


                                Very Truly Yours,



                                                           LEASE DATED ___  DAY OF __________  , 199 _______
VENDOR:  This acceptance must be signed
by lessee and returned to us before your                   LESSEE NAME:    SIGMATRON INTERNATIONAL, INC.
invoice can be paid.                                                    ------------------------------------
                                                           SIGNED BY:
                                                                        -------------------------------------------------
                                                            TITLE:        President and Chief Executive Officer
                                                                 --------------------------------------------------------
LESSEE'S ORIGINAL SIGNATURE IN INK IS REQUIRED ON                 (INDICATE CORPORATE OFFICE, GENERAL PARTNER, OWNER, ETC)
LEASE PAGES 1,2,3 ,4,5 - MUST BE ORIGINAL SIGNATURES
                                                            DATE:
                                                                  --------------------------------------------------------


                             ACCEPTANCE NOTICE - 3

INTERNATIONAL FINANCIAL         1113 S. MILWAUKEE AVENUE, LIBERTYVILLE, IL 60048
SERVICES CORPORATION                           (847) 549-0100 FAX (847) 549-0119


  LESSEE:  SIGMATRON INTERNATIONAL, INC.    LEASE NO. ALWAYS REFER TO: #96-127
                                            CONTACT: MS. LINDA BLAKE
  ADDRESS: 2201 LANDMEIER ROAD              PHONE #: 847-956-8000
  ELK GROVE VILLAGE, IL 60007               EQUIPMENT LOCATION IF OTHER THAN ADDRESS OF LESSEE:

TYPE OF COMPANY:  CORPORATION

--------------------------------------------------------------------------------
            EQUIPMENT LEASED AS LISTED ON THE ATTACHED SCHEDULE "A"

TERM:         60                   $10,006.00 per period for the first 60 periods.  ADVANCE RENTALS,
PERIODS ARE:  MONTHLY              $20,012.00 payable at the signing of this lease to be applied to
TOTAL # OF LEASE PAYMENTS: 60      the last two rental payments.
EFFECTIVE DATE: SEE PARAGRAPH 25

--------------------------------------------------------------------------------

                       EQUIPMENT DISCLAIMER AND AGREEMENT



INTERNATIONAL FINANCIAL SERVICES CORPORATION
1113 Milwaukee Avenue
Libertyville, IL  60048


GENTLEMEN:

This will advise that LESSEE is aware of its obligations with reference to the above lease and that LESSEE agrees in its name to enforce all warranties, agreements, or representations, if any, which may be made by the supplier to LESSEE. LESSEE agrees that INTERNATIONAL FINANCIAL SERVICES CORPORATION makes no expressed or implied warranties as to any matter whatsoever, including, without limitation the condition of the equipment, its merchantability or its fitness for any particular purpose except as set forth in the LEASE. No defect or unfitness of equipment shall release LESSEE of the obligation to pay rental payments or of any other obligations under this lease agreement.

                              Very Truly Yours,




                                                 LEASE DATED ___ DAY OF ________ , 199 ____

                                                 LESSEE NAME:    SIGMATRON INTERNATIONAL, INC.
                                                              -----------------------------------
                                                 SIGNED BY:
                                                              -----------------------------------

                                                 TITLE:                 President and Chief Executive Officer
                                                              --------------------------------------------------------
LESSEE'S ORIGINAL SIGNATURE                                   (INDICATE CORPORATE OFFICE, GENERAL PARTNER, OWNER, ETC)
IN INK IS REQUIRED ON                             DATE:
LEASE PAGES 1,2,3 ,4,5 -                                      --------------------------------------------------------
MUST BE ORIGINAL SIGNATURES




                     EQUIPMENT DISCLAIMER AND AGREEMENT - 4

INTERNATIONAL FINANCIAL         1113 S. MILWAUKEE AVENUE, LIBERTYVILLE, IL 60048
SERVICES CORPORATION                           (847) 549-0100 FAX (847) 549-0119


LESSEE:  SIGMATRON INTERNATIONAL, INC.    LEASE NO. ALWAYS REFER TO: #96-127
                                          CONTACT: MS. LINDA BLAKE
ADDRESS: 2201 LANDMEIER ROAD              PHONE #: 847-956-8000
ELK GROVE VILLAGE, IL 60007               EQUIPMENT LOCATION IF OTHER THAN ADDRESS OF LESSEE:
TYPE OF COMPANY:  CORPORATION

--------------------------------------------------------------------------------

            EQUIPMENT LEASED AS LISTED ON THE ATTACHED SCHEDULE "A"

TERM:         60                          $10,006.00 per period for the first 60 periods.  ADVANCE RENTALS,
PERIODS ARE:  MONTHLY                     $20,012.00 payable at the signing of this lease to be applied to
TOTAL # OF LEASE PAYMENTS: 60             the last two rental payments.
EFFECTIVE DATE: SEE PARAGRAPH 25

--------------------------------------------------------------------------------

                            LESSEE'S ACKNOWLEDGEMENT

INTERNATIONAL FINANCIAL SERVICES CORPORATION
1113 Milwaukee Avenue
Libertyville, IL  60048


GENTLEMEN:

As Lessee under the lease referred to above with International Financial Services Corporation, the undersigned hereby acknowledges the Lessor's right to assign its interest under the Lease and that Assignee does not assume any of the obligations of the Lessor thereunder, consents to any such assignment and, in consideration of the assignee having advanced funds to the Lessor to finance the equipment described in the Lease, and in consideration of Assignee's covenant with Lessee that so long as Lessee is not in default under the Lease, Lessee will quietly possess the Equipment, free of interference from third parties, agrees as follows: (a) that its obligation to pay directly to the Assignee the amounts (whether designated as rentals or otherwise) which become due from the Lessee as set forth in the Lease so assigned shall be absolutely unconditional and shall be payable in strict accordance with the Lease, and it promises so to pay the same notwithstanding any defense, set-off or counterclaim whatsoever, whether by reason of breach of the Lease, the exercise of any right or option thereunder, or otherwise, which it may or might now or hereafter have as against the Lessor (the Lessee reserving its right to have recourse directly against the Lessor on account of any such defense, set-off or counterclaim); and (b) that, subject to and without impairment of the Lessee's leasehold rights in and to the Equipment described in said Lease, Lessee holds said Equipment and the possession thereof for the Assignee to the extent of the Assignee's rights therein. There shall be only one executed counterpart of this lease marked "Original" and all other counterparts shall be marked "Duplicate." To the extent that Lease constitutes chattel paper (as defined in the Uniform Commercial Code) no security interest in this lease may be created through the transfer or possession of any counterpart other than the original.

                                               Very Truly Yours,

                                                      LEASE DATED ___ DAY OF ________________________ , 199____

                                                      LESSEE NAME:    SIGMATRON INTERNATIONAL, INC.
                                                                  ----------------------------------------------
                                                      SIGNED BY:
                                                                  ----------------------------------------------

                                                      TITLE:       President and Chief Executive Officer
                                                                ------------------------------------------------
LESSEE'S ORIGINAL SIGNATURE IN INK IS                          (INDICATE CORPORATE OFFICE, GENERAL PARTNER, OWNER, ETC)
REQUIRED ON  LEASE PAGES 1,2,3 ,4,5 -
MUST BE ORIGINAL SIGNATURES                           DATE:
                                                            ----------------------------------------------------

                          LESSEE'S ACKNOWLEDGMENT - 5

                  INTERNATIONAL FINANCIAL SERVICES CORPORATION
               1113 S. MILWAUKEE AVENUE, LIBERTYVILLE, IL  60048


                         SCHEDULE "A" TO LEASE #96-127

             AND/OR SECURITY AGREEMENT-MORTGAGE ON GOODS & CHATTELS
                AND UNIFORM COMMERCIAL CODE #1 & #3 FILING FORM
                            DATED _________________





        LESSEE: Sigmatron International, Inc.



        LESSOR: INTERNATIONAL FINANCIAL SERVICES CORPORATION


        EQUIPMENT AS DESCRIBED BELOW:


        Two (2) New Amistar Surface Mount Machines and One (1)
        Vitronics Unitherm SMR-800 Forced Convection Solder Reflow System including all accessories and attachments thereto.










  INCLUDING ALL ACCESSORIES AND ATTACHMENTS THERETO AND ALL PROCEEDS THEREOF.


INTERNATIONAL FINANCIAL
SERVICES CORPORATION               SIGMATRON INTERNATIONAL, INC.

By:                                By:
       ---------------------              -------------------------------------

Title:                             Title: President and Chief Executive Officer
       ---------------------              -------------------------------------

                           LETTER OF AUTHORIZATION


I, Linda Blake, hereby certify that I am a duly elected officer of SIGMATRON INTERNATIONAL, INC.

I further hereby certify that Gary Fairhead is authorized and directed to negotiate, execute and deliver on behalf of this agreement for the following list of equipment with INTERNATIONAL FINANCIAL SERVICES CORPORATION.

Equipment to be leased: See attached Schedule A; Including all accessories and attachments thereto.

LESSEE: SIGMATRON INTERNATIONAL, INC.

SIGNED : ________________________

TITLE: ___________________________